UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 30, 2010
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
161 Sixth Avenue, New York, New York 10013
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.
On June 30, 2010, Harris Interactive Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Amended and Restated Agreement”) with JPMorgan Chase Bank, N.A. (“JPMC”), as Administrative Agent (the “Administrative Agent”) and Issuing Bank (the “Issuing Bank”), and the Lenders party thereto (the “Lenders”). The Amended and Restated Agreement supersedes and replaces the Credit Agreement, dated September 21, 2007, as amended on December 31, 2008, March 6, 2009 and May 6, 2009 (the “Original Agreement”), by and among the Company, JPMC, as Administrative Agent, and the Lenders party thereto. Pursuant to the Amended and Restated Agreement, the Lenders made available credit facilities (the “Credit Facilities”) in the form of a $5,000,000 revolving line of credit (“Revolving Line”) and a $15,581,250 term loan (“Term Loan”). The Company has other business relationships with JPMC and/or its affiliates involving the provision of financial and banking-related services, including cash and investment management.
The Revolving Line enables the Company to borrow, repay, and reborrow up to $5,000,000 principal outstanding at any one time. Additionally, the Amended and Restated Agreement provides for issuance of letters of credit under the Revolving Line at the request of the Company in an aggregate amount not to exceed $5,000,000. Availability under the Revolving Line is reduced by the face amount of outstanding letters of credit. The Company, at its option, at any time may permanently terminate or reduce availability under the Revolving Line. The full amount of the Term Loan was made in a single advance of $15,581,250 at the time of closing of the Credit Facilities.
The Credit Facilities replace existing credit arrangements under the Original Agreement. Letters of credit issued by the Issuing Bank for the account of the Company under the Original Agreement and outstanding on June 30, 2010 are treated as letters of credit under the Amended and Restated Agreement. The Company’s interest rate swap remains in effect.
Outstanding amounts under the Amended and Restated Agreement accrue interest, as elected by the Company, at either (a) the Alternate Base Rate (“ABR”), which is the greater of the Administrative Agent’s Prime Rate, the Federal Funds Rate plus 0.5% and the one-month Adjusted LIBO Rate plus 1% or (b) the Adjusted LIBO Rate, in both cases plus the Applicable Rate described below based upon the Company’s Consolidated Total Leverage Ratio, adjusted quarterly. With respect to outstanding letters of credit, the Company is obligated to pay participation fees to the Lenders at the Letter of Credit Applicable Rate described below, as well as fronting fees to the Issuing Bank at a rate of 0.125% per annum. In addition, the Lenders receive a commitment fee quarterly in arrears on the average unused portions of the full committed amount of the Credit Facilities at the Commitment Fee Rate described below. Until the first adjustment date, Pricing Level 4 applies to the ABR Applicable Rate and the Adjusted LIBO Applicable Rate, and Pricing Level 5 applies to the Letter of Credit Applicable Rate and Commitment Fee Rate. Applicable rates and fees are based upon the Company’s consolidated leverage ratio measured quarterly.

	Consolidated Total		Adjusted LIBO	Letter of Credit
Pricing Level	Leverage Ratio	ABR Applicable Rate	Applicable Rate	Applicable Rate	Commitment Fee Rate
1	< 1.0	2.50%	3.50%	3.50%	0.50%
2	≥ 1.0 but < 1.5	3.25%	4.25%	4.25%	0.75%
3	≥ 1.5 but < 2.0	3.50%	4.50%	4.50%	0.75%
4	≥ 2.0 but < 2.5	3.75%	4.75%	4.75%	0.75%
5	≥ 2.5	4.00%	5.00%	5.00%	1.00%

Accrued interest is payable quarterly in arrears for borrowings to which the ABR applies, and at the end of each applicable LIBO Rate period, but at least every three months, with respect to borrowings for which the Adjusted LIBO Rate applies. An additional 2% per annum is added to the interest rate on amounts not paid when due. The Company’s interest rate swap, in effect prior to the closing, remains in effect. The Administrative Agent arranged the Credit Facilities and received customary fees in connection therewith.
All outstanding amounts under the Revolving Line are due and payable in full on September 30, 2013 (the “Maturity Date”). Commencing on September 30, 2010 and continuing on the last day of each quarter thereafter, principal payments of $1,198,557.60 each are due and payable with respect to the Term Loan. All remaining outstanding amounts under the Term Loan are due and payable in full on the Maturity Date. On the Maturity Date, the Company must cash collateralize outstanding letters of credit. Borrowings are freely prepayable, subject to break funding payments for prepayments during Adjusted LIBO Rate interest periods.
As a condition of each borrowing, the Company’s representations and warranties must remain true and no default shall have occurred. The Amended and Restated Agreement contains customary affirmative covenants that require the Company to maintain insurance, maintain its existence and properties, provide financial information to the Lenders and Administrative Agent, and provide the Lenders and Administrative Agent with notice of material claims against the Company and defaults under the Amended and Restated Agreement. It also contains covenants that, among other things, limit the Company’s ability to (a) change the nature of its business, (b) cease operations, (c) complete acquisitions, including by merger or consolidation, with limited exceptions, (d) merge or consolidate with any other entity, (e) incur indebtedness to subsidiaries who are not guarantors exceeding an aggregate of $500,000 outstanding at any time, (f) incur purchase money indebtedness exceeding $3,500,000 at any time outstanding, (g) incur other indebtedness exceeding an aggregate of $500,000 outstanding at any time, (h) permit to exist liens except in favor of the Lenders and in connection with permitted purchase money indebtedness, (i) make investments (including loans to subsidiaries who are not guarantors) other than permitted investments, (j) make restricted payments, including dividends and share repurchases, (k) change the Company’s name or lines of business, (l) sell a material part of its assets outside of the ordinary course of business, and (m) make capital expenditures in any fiscal year in excess of $4,500,000, increased to $7,000,000 when the Company’s consolidated total leverage ratio has been less than 2.00 to 1.00 for the two most recently ended quarters. The Amended and Restated Agreement requires the Company to maintain a consolidated interest coverage ratio of at least 3.0 to 1.0, a minimum cash balance of the greater of $5,000,000 and 1.2 times the outstanding amount under the Revolving Line (including outstanding letters of credit), and a consolidated leverage ratio not exceeding 2.9 to 1.0 for quarterly periods ending through December 31, 2010, 2.7 to 1.0 for the quarterly period ending March 31, 2011, and 2.5 to 1.0 for quarterly periods ending thereafter.
The Company will be in default under the Amended and Restated Agreement if (a) it fails to make payments to the Lenders and Administrative Agent when due, (b) it makes materially incorrect representations and warranties, (c) it fails to perform covenants, in some cases after notice and opportunity to cure, (d) it fails to make timely payments of, or is in default with respect to indebtedness to third parties in excess of $250,000, (e) it is involved in liquidation, insolvency, bankruptcy, or similar proceedings, (f) a judgment in excess of $100,000 against it remains undischarged for 30 days, (g) certain violations of ERISA occur, (h) a default occurs under any agreements related to the Amended and Restated Agreement or such agreements or liens granted to or for the benefit of the Lenders cease to be enforceable, or (i) a change in control, as defined in the Amended and Restated Agreement, of the Company occurs. In addition, the Company will be in default if it fails to satisfy, within 30 days of the closing of the Credit Facilities, certain post-closing conditions related to the delivery of certain insurance endorsements and documentation related to pledges of securities of foreign subsidiaries, and, within 6 months of the closing of the Credit Facilities, establishment of all domestic and foreign bank accounts with the Administrative Agent to the extent commercially practical.
The Company may freely transfer assets and incur obligations among its domestic subsidiaries that are guarantors of its obligations related to the Credit Facilities, and its first tier foreign subsidiaries. On the date of closing of the Credit Facilities, the Company’s domestic subsidiaries, Louis Harris & Associates, Inc. (“LHA”), Wirthlin Worldwide, LLC (“WW”), Harris Interactive International Inc. (“HII”), Harris International Asia, LLC (“HIA”), The Wirthlin Group International, L.L.C. (“TWGI”), and GSBC Ohio Corporation (“GSBC” and collectively with LHA, WW, HII, HIA and TWGI, the “Guarantors”) guaranteed the Company’s obligations under the Credit Facilities.
The Credit Facilities are collateralized by (a) security interests in the assets, including among others patents and trademarks, of the Company and the Guarantors, (b) pledges of the outstanding stock and membership interests in the Guarantors, and (c) pledges of 66% of the outstanding stock and membership interests in first tier foreign subsidiaries of the Company and Guarantors.
The foregoing descriptions of the Amended and Restated Agreement and Credit Facilities do not purport to be complete and are qualified in their entirety by reference to the full text of (a) the Amended and Restated Agreement, (b) the Amended and Restated Master Guaranty, dated June 30, 2010 (the “Amended and Restated Guaranty”), made among the Guarantors in favor of JPMC, as Administrative Agent for itself and the Lenders, (c) the Amended and Restated Master Securities Pledge Agreement, dated June 30, 2010 (the “Amended and Restated Securities Pledge Agreement”), among the Company, the Guarantors, and JPMC, as Administrative Agent for itself and the other Secured Parties, including the Lenders, and consented and agreed to by Harris Interactive Asia, LLC, Wirthlin UK Limited, Harris Interactive SAS, Harris Interactive AG, 2144798 Ontario, Inc., and Harris Interactive Asia (Holdings) Limited, and (d) the Amended and Restated Master Security Agreement, dated June 30, 2010 (the “Amended and Restated Security Agreement”), among the Company, the Guarantors, and JPMC, as Administrative Agent for itself and the other Secured Parties, including the Lenders, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K. These agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company or the other parties thereto. The agreements contain representations and warranties the parties thereto made to, and solely for the benefit of, the other parties thereto. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose.

Item 1.02.	Termination of a Material Definitive Agreement.
As reported under Item 1.01 above, on June 30, 2010 the Original Agreement was superseded and replaced by the Amended and Restated Agreement. A description of the material terms of the Original Agreement is set forth under “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 and is incorporated herein by reference. In connection therewith: (i) the Master Guaranty, dated September 21, 2007, as amended (the “Guaranty”), made by the Guarantors in favor of JPMC, as Administrative Agent for itself and the Lenders parties to the Original Agreement was superseded and replaced by the Amended and Restated Guaranty, (ii) the Master Securities Pledge Agreement, dated September 21, 2007, as amended (the “Securities Pledge Agreement”), made by the Company and the Guarantors in favor of JPMC, as Administrative Agent for itself and the Lenders parties to the Original Agreement and consented and agreed to by Harris Interactive Asia, LLC, Wirthlin UK Limited, Harris Interactive SAS, Harris Interactive AG, 2144798 Ontario, Inc., and Harris Interactive Asia Limited (now known as Harris Interactive Asia (Holdings) Limited was superseded and replaced by the Amended and Restated Securities Pledge Agreement, and (iii) the Master Security Agreement, dated September 21, 2007, as amended (the “Security Agreement”), made by the Guarantors in favor of JPMC, as Administrative Agent for itself and the Lenders parties to the Original Agreement, was superseded and replaced by the Amended and Restated Security Agreement. The terms of the Guaranty, the Securities Pledge Agreement, and the Security Agreement were substantially the same as those contained in the Amended and Restated Guaranty, the Amended and Restated Securities Pledge Agreement, and the Amended and Restated Security Agreement, respectively. The Company has other ongoing business relationships with JPMC and/or its affiliates involving the provision of financial and banking-related services, including cash and investment management.
Section 2 — Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01, “Entry into a Material Definitive Agreement”, is incorporated herein by reference.
Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.
The Company issued a press release on July 6, 2010 announcing the completion of its Amended and Restated Credit Agreement. The press release is included in Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 10.1	Amended and Restated Credit Agreement, dated June 30, 2010, among the
Company, the Lenders party thereto, and JPMorgan Chase Bank, National Association, as Administrative Agent and Issuing Bank

	Exhibit 10.2	Amended and Restated Master Guaranty, dated June 30, 2010, among Louis
Harris & Associates, Inc., Wirthlin Worldwide, LLC, Harris Interactive
International Inc., Harris International Asia, LLC, The Wirthlin Group
International, L.L.C., and GSBC Ohio Corporation in favor of JPMorgan Chase Bank,
National Association, as Administrative Agent for itself and the Lenders parties to the Amended and Restated Credit Agreement filed as Exhibit 10.1 to this Current
Report on Form 8-K

	Exhibit 10.3	Amended and Restated Master Securities Pledge Agreement, dated June 30,
2010, among the Company, Louis Harris & Associates, Inc., Wirthlin Worldwide, LLC,
Harris Interactive International Inc., Harris International Asia, LLC, The
Wirthlin Group International, L.L.C., GSBC Ohio Corporation, and JPMorgan Chase
Bank, National Association, as Administrative Agent for itself and the other
Secured Parties, including the Lenders parties to the Amended and Restated Credit
Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and consented and agreed to by Harris Interactive Asia, LLC, Wirthlin UK Limited, Harris
Interactive SAS, Harris Interactive AG, 2144798 Ontario, Inc., and Harris
Interactive Asia (Holdings) Limited

	Exhibit 10.4	Amended and Restated Master Security Agreement, dated June 30, 2010, among the Company, Louis Harris & Associates, Inc., Wirthlin Worldwide, LLC, Harris
Interactive International Inc., Harris International Asia, LLC, The Wirthlin Group
International, L.L.C., GSBC Ohio Corporation, and JPMorgan Chase Bank, National
Association, as Administrative Agent for itself and the other Secured Parties, including the Lenders parties to the Amended and Restated Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K

	Exhibit 99.1	Press Release issued by Harris Interactive Inc. on July 6, 2010 announcing completion of the Amended and Restated Credit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
	By:	/s/ Eric W. Narowski
		Name:	Eric W. Narowski
		Title:	Interim Chief Financial Officer (Principal Financial Officer)
Date: July 6, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.1	Amended and Restated Credit Agreement, dated June 30, 2010, among the Company, the Lenders party thereto, and JPMorgan Chase Bank, National Association, as Administrative Agent and Issuing Bank

Exhibit 10.2	Amended and Restated Master Guaranty, dated June 30, 2010, among Louis Harris & Associates, Inc., Wirthlin Worldwide, LLC, Harris Interactive International Inc., Harris International Asia, LLC, The Wirthlin Group International, L.L.C., and GSBC Ohio Corporation in favor of JPMorgan Chase Bank, National Association, as Administrative Agent for itself and the Lenders parties to the Amended and Restated Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K

Exhibit 10.3	Amended and Restated Master Securities Pledge Agreement, dated June 30, 2010, among the Company, Louis Harris & Associates, Inc., Wirthlin Worldwide, LLC, Harris Interactive International Inc., Harris International Asia, LLC, The Wirthlin Group International, L.L.C., GSBC Ohio Corporation, and JPMorgan Chase Bank, National Association, as Administrative Agent for itself and the other Secured Parties, including the Lenders parties to the Amended and Restated Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and consented and agreed to by Harris Interactive Asia, LLC, Wirthlin UK Limited, Harris Interactive SAS, Harris Interactive AG, 2144798 Ontario, Inc., and Harris Interactive Asia (Holdings) Limited

Exhibit 10.4	Amended and Restated Master Security Agreement, dated June 30, 2010, among the Company, Louis Harris & Associates, Inc., Wirthlin Worldwide, LLC, Harris Interactive International Inc., Harris International Asia, LLC, The Wirthlin Group International, L.L.C., GSBC Ohio Corporation, and JPMorgan Chase Bank, National Association, as Administrative Agent for itself and the other Secured Parties, including the Lenders parties to the Amended and Restated Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on July 6, 2010 announcing completion of the Amended and Restated Credit Agreement